CALAMOS CONVERTIBLE OPPORTUNITIES & INCOME FUND

(THE “FUND”)

Supplement dated July 2, 2015 to the

Prospectus Supplement, Prospectus and Statement of Additional Information, each dated

March 1, 2015

On May 22, 2015, the Fund’s board of trustees amended the Fund’s non-fundamental policy with respect to issuing preferred securities, borrowing money or issuing debt securities to read as follows:

As a non-fundamental policy, the Fund may not issue debt securities, borrow money or issue preferred shares in an aggregate amount exceeding 38% of the Fund’s managed assets measured at the time of issuance of the new securities.

For these purposes, “managed assets” means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of liabilities (other than debt representing financial leverage).

Additionally, Steve Klouda is no longer a member of the Fund’s investment team. References to Mr. Klouda shall be deemed deleted from the Prospectus Supplement, Prospectus, and Statement of Additional Information of the Fund.

Please retain this supplement for future reference.

CHISPT 07/15